                                                                    EXHIBIT 3.21

                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, SECRETARY
                  ONE ASHBURTON PLACE, BOSTON, MASSACHUSETTS 02108

                            ARTICLES OF ORGANIZATION
                                (UNDER G.L. 156B)

                                    ARTICLE I

                         The name of the corporation is:

                               EG&G Holdings, Inc.

                                   ARTICLE II

      The purpose of the corporation is to engage in the following business activities:

         To manufacture instruments and components. Notwithstanding the foregoing, the purpose of the corporation is to engage in any lawful
          Massachusetts Business Corporation Law, more specifically to manufacture instruments and components


         Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.
         (Mass. - 1635 - 7/12/90)

                                   ARTICLE III

The type and classes of stock and the total number of shares and par value, if any, of each type and class of stock which the corporation is authorized to issue is as follows:

         WITHOUT PAR VALUE STOCKS

--------------------------------------
   TYPE             NUMBER OF SHARES
--------------------------------------
COMMON:                 200,000
--------------------------------------
PREFERRED
--------------------------------------

         WITH PAR VALUE STOCKS

-----------------------------------------------------------
    TYPE             NUMBER OF SHARES           PAR VALUE
-----------------------------------------------------------
COMMON
-----------------------------------------------------------
PREFERRED
-----------------------------------------------------------

                                   ARTICLE IV

If more than one class of stock is authorized, state a distinguishing designation for each class. Prior to the issuance of any shares of a class, if shares of another class are outstanding, the corporation must provide a description of the preferences, voting powers, qualifications and special or relative rights or privileges of that class and of each other class of which shares are outstanding and of each series then established with any class.

                                    ARTICLE V

The restrictions, if any, imposed by the Articles of Organization upon the transfer of shares of stock of any class are as follows:

                                   ARTICLE VI

Other lawful provisions, if any, for the conduct and regulation of business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders: (If there are no provisions state "None".)

Note: The preceding six (6) articles are considered to be permanent and may ONLY be changed by filing appropriate Articles of Amendment.

                                   ARTICLE VII

The effective date of organization of the corporation shall be the date approved and filed by the Secretary of the Commonwealth. If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing.

The information contained in ARTICLE VIII is NOT a PERMANENT part of the Articles of Organization and may be changed ONLY by filing the appropriate form provided therefor.

                                  ARTICLE VIII

a. The post office address of the corporation IN MASSACHUSETTS is: 45 William Street, Wellesley, Massachusetts 02181

b. The name, residence and post office address (if different) of the directors and officers of the corporation are as follows:

              NAME                  RESIDENCE             POST OFFICE ADDRESS
President:  William F. Roppenecker  1066 Wittenberg Road, Mount Tremper, NY 12457

Treasurer:  Peter A. Broadbent      45 Hampshire Road, Wellesley, MA 02181

Clerk:      John S. Donahue         4 Essex Place, Chelmsford, MA 01824

Directors:  John S. Donahue         4 Essex Place, Chelmsford, MA 01824
            Murray Gross            9 Eliot Lane, Weston, MA 02193
            Fred B. Parks           404 Katahdin Drive, Lexington, MA 02173

c. The fiscal year of the corporation shall end on the last day of the month of: December

d. The name and BUSINESS address of the RESIDENT AGENT of the corporation, if any, is: C T CORPORATION SYSTEM, 2 Oliver Street, Boston, Massachusetts 02109

                                   ARTICLE IX

By-laws of the corporation have been duly adopted and the president, treasurer, clerk and directors whose names are set forth above have been duly elected.

IN WITNESS WHEREOF and under the pains and penalties of perjury, I/WE, whose signature(s) appear below as incorporator(s) and whose names and business or residential address(es) ARE CLEARLY TYPED OR PRINTED beneath each signature do hereby associate with the intention of forming this corporation under the provisions of General Laws Chapter 156B and do hereby sign these Articles of Organization as Incorporator(s) this 16th day of December 1994.

/s/ Kristen Tirrell
--------------------------------------------------------------------------------
Kristen Tirrell          2 Oliver Street, Boston, Massachusetts 02109

/s/ Lauren Kreatz
--------------------------------------------------------------------------------
Lauren Kreatz            2 Oliver Street, Boston, Massachusetts 02109

/s/ Siobhan Vincent
--------------------------------------------------------------------------------
Siobhan Vincent          2 Oliver Street, Boston, Massachusetts 02109

Note: If an already-existing corporation is acting as Incorporator, type in the exact name of the corporation, the state or other jurisdiction where it was incorporated, the name of the person signing on behalf of said corporation and the title he/she holds or other authority by which such action is taken.

                                                                    484630

[STAMP: SECRETARY OF STATE
RECEIVED 1994 DEC 16 PM 3:50
CORPORATION DIVISION]

                        THE COMMONWEALTH OF MASSACHUSETTS

                            ARTICLES OF ORGANIZATION

                      GENERAL LAWS CHAPTER 156B, SECTION 12
                      -------------------------------------

         I hereby certify that, upon an examination of these articles of organization, duly submitted to me, it appears that the provisions of the General Laws relative to the organization or corporations have been complied with, and I hereby approve said articles and the filing fee in the amount of $200 having been paid, said articles are deemed to have been filed with me this 16th day of December 1994.

Effective date
                           /s/ Michael Joseph Connolly

                               Michael J. Connolly
                               Secretary of State

FILING FEE: 1/10 OF 1% of the total amount of the authorized capital stock, but not less than $200.00. For the purpose of filing, shares of stock having a par value less than one dollar, or no par stock, shall be deemed to have a par value of one dollar per share.

                         [STAMP/SEAL: A TRUE COPY ATTEST
                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH
                       DATE: 12/9/02 CLERK: /s/__________]
                             -------

                PHOTOCOPY OF ARTICLES OF ORGANIZATION TO BE SENT

                ________________________________________________

                ________________________________________________

                ________________________________________________

                Telephone:______________________________________

                        THE COMMONWEALTH OF MASSACHUSETTS

                                                       FEDERAL IDENTIFICATION
                             MICHAEL JOSEPH CONNOLLY   NO. 04-2436772
                                Secretary of State
                               ONE ASHBURTON PLACE     FEDERAL IDENTIFICATION
                               BOSTON, MASS. 02108     NO. 04-2436772
                                                       000484630


                               ARTICLES OF MERGER*
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 79

The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
                                  Section 114.
            Make checks payable to the Commonwealth of Massachusetts

MERGER* OF                       [Not Reg]  EG&G Holdings, Inc., a Delaware
                                            Corporation and EG&G Holdings, Inc.,
                                            a Massachusetts Corporation
                                                    the constituent corporations
                                            into
                                       [S]  EG&G Holdings, Inc.

the surviving* corporation organized under the laws of Massachusetts as specified in the agreement referred to in Paragraph 1 below.

         The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

         1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B,
Section 79, and will be kept as provided by subsection (c) thereof. The resulting* surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

         2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be upon filing with the Secretary of State of Massachusetts

         3.       (For a merger)
         ** The following amendments to the articles of organization of the SURVIVING corporation to be effected pursuant to the agreement of merger referred to in paragraph 1 are as follows:
                                      NONE


*Delete the inapplicable words.

**If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.
(MASS. - 1676 - 10/12/89)

         (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized to issue is as follows:

---------------------------------------------------------------------------------------------------------------
                                WITHOUT PAR VALUE                             WITH PAR VALUE
                               --------------------------------------------------------------------------------
                                                                                          PAR
CLASS OF STOCK                 NUMBER OF SHARES                NUMBER OF SHARES          VALUE        AMOUNT
---------------------------------------------------------------------------------------------------------------
   Preferred                                                                                          $
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
    Common
---------------------------------------------------------------------------------------------------------------

         **(c)    If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

                                      NONE

         ***(d)   Other lawful provisions, if any, for the conduct and
regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                                      NONE

[deleted] other than Massachusetts.)

The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

         (a) The post office address of the principal office of the surviving* corporation in Massachusetts is: 45 William Street, Wellesley, MA 02181

         (b) The name, residence and post office address of each of the directors and President, Treasurer and Clerk of the surviving* corporation is as follows:

            Name                       Residence             Post Office Address
President  William F. Roppenecker      1066 Wittenberg Road
                                       Mount Tremper, NY  12457
Treasurer  Peter A. Broadbent          45 Hampshire Road
                                       Wellesley, MA  02181
Clerk      John S. Donahue             4 Essex Place
                                       Chelmsford, MA  01824
Directors  John S. Donahue             4 Essex Place, Chelmsford, MA  01824
           Murray Gross                9 Eliot Lane, Weston, MA  02193
           Fred B. Parks               404 Katahdin Drive, Lexington, MA  02173

         (c) The date adopted on which the fiscal year of the surviving* corporation ends is: calendar year

         (d) The date fixed in the by-laws for the Annual Meeting of stockholders of the surviving* corporation is: 10:00 a.m. on third Tuesday in May

*Delete the inapplicable words.

**If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

         [Deleted]

         FOR MASSACHUSETTS CORPORATIONS

         The undersigned Vice President* and Assistant Clerk* of EG&G Holdings, Inc. a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 79.

                            /s/ John S. Donahue               Vice President*
                         -----------------------------------

                            /s/ William C. Sullivan           Assistant Clerk*
                         -----------------------------------

         FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

         The undersigned Theodore P. Theodores + and John S. Donahue ++ of EG&G Holdings, Inc. a corporation organized under the laws of Delaware further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1, has been duly adopted by such corporation in the manner required by the laws of Delaware.

                            /s/ T. P. Theodores               +
                         -----------------------------------

                            /s/ John S. Donahue               ++
                         -----------------------------------

*Delete the inapplicable words.

+ Specify the officer having powers and duties corresponding to those of the President or Vice President of a Massachusetts corporation organized under General Laws, Chapter 156B.

++ Specify the officer having power and duties corresponding to the Clerk or Assistant Clerk of such a Massachusetts corporation.

         (MASS. - 1676)

                                                                          485220

[STAMP: SECRETARY OF STATE
RECEIVED 1994 DEC 22 AM 11:54
CORPORATION DIVISION]

                        THE COMMONWEALTH OF MASSACHUSETTS

                       ARTICLES OF CONSOLIDATION* MERGER*
                    (GENERAL LAWS, CHAPTER 156B, SECTION 79)

         I hereby approve the within articles of merger* and, the filing fee in the amount of $250.00 having been paid, said articles are deemed to have been filed with me this 22nd day of December, 1994.

Effective Date                                /s/ Michael Joseph Connolly
12/22/94
                                              MICHAEL JOSEPH CONNOLLY
                                                 Secretary of State

                         [STAMP/SEAL: A TRUE COPY ATTEST
                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH
                        DATE: 12/6/02 CLERK: /s/_______ ]
                              --------

                         TO BE FILLED IN BY CORPORATION
                   PHOTOCOPY OF ARTICLES OF MERGER TO BE SENT

                  TO:          CT CORPORATION SYSTEM
                               2 Oliver Street
                               Boston, Massachusetts  02109
                  Telephone:   (617) 482-4420

*Delete the inapplicable words.

                        THE COMMONWEALTH OF MASSACHUSETTS

                                                      FEDERAL IDENTIFICATION
                                                      NO.04-2436772
                             MICHAEL JOSEPH CONNOLLY  000484630
                               Secretary of State
                               ONE ASHBURTON PLACE    FEDERAL IDENTIFICATION
                               BOSTON, MASS. 02108    NO. 95-2947861



                               ARTICLES OF MERGER*
               PURSUANT TO GENERAL LAWS, CHAPTER 156B, SECTION 79

The fee for filing this certificate is prescribed by General Laws, Chapter 156B,
                                  Section 114.
            Make checks payable to the Commonwealth of Massachusetts

MERGER* OF                        [S]   EG&G Holdings, Inc., a Massachusetts
                                        Corporation and
                            [Not Reg]   Frank Hill Associates, Inc. a California
                                        Corporation
                                                    the constituent corporations
                                        into
                                        EG&G Holdings, Inc.

the surviving* corporation organized under the laws of Massachusetts as specified in the agreement referred to in Paragraph 1 below.

         The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

         1. An agreement of merger* has been duly adopted in compliance with the requirements of subsections (b) and (c) of General Laws, Chapter 156B,
Section 79, and will be kept as provided by subsection (c) thereof. The resulting* surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

         2. The effective date of the merger* determined pursuant to the agreement referred to in paragraph 1 shall be Upon filing

         3.       (For a merger)

         ** The following amendments to the articles of organization of the SURVIVING corporation to be effected pursuant to the agreement of merger referred to in paragraph 1 are as follows:
                                      NONE

*Delete the inapplicable words.

**If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.
(MASS. - 1676 - 10/12/89)

         (b) The total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized to issue is as follows:

-----------------------------------------------------------------------------------------------------------------
                                WITHOUT PAR VALUE                             WITH PAR VALUE
                             ------------------------------------------------------------------------------------
                                                                                          PAR
CLASS OF STOCK                 NUMBER OF SHARES                NUMBER OF SHARES          VALUE         AMOUNT
-----------------------------------------------------------------------------------------------------------------
   Preferred                                                                                           $
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
    Common
-----------------------------------------------------------------------------------------------------------------

         **(c)    If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established.

                                      NONE

         ***(d)   Other lawful provisions, if any, for the conduct and
regulation of the business and affairs of the corporation, for its voluntary dissolution, for restrictions upon the transfer of shares of stock of any class, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

                                      NONE

         4. (This paragraph 4 may be deleted if the surviving* corporation is organized under the laws of a state other than Massachusetts.)

The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving* corporation.

         (a) The post office address of the principal office of the surviving* corporation in Massachusetts is: 45 William Street, Wellesley, MA 02181

         (b) The name, residence and post office address of each of the directors and President, Treasurer and Clerk of the surviving* corporation is as follows:

                Name                   Residence             Post Office Address
President  William F. Roppenecker      1066 Wittenberg Road
                                       Mount Tremper, NY  12457
Treasurer  Peter A. Broadbent          45 Hampshire Road
                                       Wellesley, MA  02181
Clerk      John S. Donahue             4 Essex Place
                                       Chelmsford, MA  01824
Directors  John S. Donahue             4 Essex Place, Chelmsford, MA  01824
           Murray Gross                9 Eliot Lane, Weston, MA  02193
           Fred B. Parks               404 Katahdin Drive, Lexington, MA  02173

         (c) The date adopted on which the fiscal year of the surviving* corporation ends is: calendar year

         (d) The date fixed in the by-laws for the Annual Meeting of stockholders of the surviving* corporation is: 10:00 a.m. on third Thursday in May

*Delete the inapplicable words.

**If there are no provisions state "NONE."

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

         [Deleted]

         FOR MASSACHUSETTS CORPORATIONS

         The undersigned Vice President* and Assistant Clerk* of EG&G Holdings, Inc. a corporation organized under the laws of Massachusetts further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1 has been duly executed on behalf of such corporations and duly approved in the manner required by General Laws, Chapter 156B, Section 79.

                             /s/ John S. Donahue              Vice President*
                         -----------------------------------

                             /s/ William C. Sullivan          Assistant Clerk*
                         -----------------------------------

         FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

         The undersigned William C. Sullivan + and John S. Donahue ++ of Frank Hill Associates, Inc. a corporation organized under the laws of ____________ further state under the penalties of perjury that the agreement of merger* referred to in paragraph 1, has been duly adopted by such corporation in the manner required by the laws of California.

                                   /s/ William C. Sullivan          +
                               -----------------------------------

                                   /s/ John S. Donahue              ++
                               -----------------------------------

*Delete the inapplicable words.

+ Specify the officer having powers and duties corresponding to those of the President or Vice President of a Massachusetts corporation organized under General Laws, Chapter 156B.

++ Specify the officer having power and duties corresponding to the Clerk or Assistant Clerk of such a Massachusetts corporation.

         (MASS. - 1676)

                                   488235                                  40499

[STAMP:
RECEIVED JAN 11 1995
SECRETARY OF STATE CORPORATION DIVISION]

                        THE COMMONWEALTH OF MASSACHUSETTS

                       ARTICLES OF CONSOLIDATION* MERGER*
                    (GENERAL LAWS, CHAPTER 156B, SECTION 79)

         I hereby approve the within articles of consolidation* merger* and, the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this 11th day of January 1995.

Effective Date                                  /s/ Michael Joseph Connolly
1/11/95
                                                MICHAEL JOSEPH CONNOLLY
                                                   Secretary of State

                         [STAMP/SEAL: A TRUE COPY ATTEST
                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH
                        DATE: 12/6/02 CLERK: /s/________]
                              -------

                         TO BE FILLED IN BY CORPORATION
                   PHOTOCOPY OF ARTICLES OF MERGER TO BE SENT

                  TO:         CT CORPORATION SYSTEM
                              2 Oliver Street
                              Boston, Massachusetts  02109
                  Telephone:  (617) 482-4420

*Delete the inapplicable words.

                         FEDERAL IDENTIFICATION       FEDERAL IDENTIFICATION
                         NO. 88-0273473                  NO. 95-2947861
                         000484630

                             THE COMMONWEALTH OF MASSACHUSETTS
           /s/ BS                  WILLIAM FRANCIS GALVIN                    081
         ---------             Secretary of the Commonwealth                 052
         Examiner  One Ashburton Place, Boston, Massachusetts 02108-1512

                                    ARTICLES OF MERGER*
                         (GENERAL LAWS, CHAPTER 156B, SECTION 79)

         MERGER* OF           [Not Reg]  Westpart Corporation

                              [S]        EG&G Holdings, Inc.

                                              the constituent corporations, into

                                         EG&G Holdings, Inc.

         /*one of the constituent corporations organized under the laws of:
         Massachusetts

         The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

         1. An agreement of merger* has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The surviving* corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

         2. The effective date of the merger* determined pursuant to the agreement of *merger shall be the date approved and filed by the Secretary of the Commonwealth: If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing:

         3. (For a merger)

         ** The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger: NONE

         (For a consolidation)
         (a) The purpose of the resulting corporation is to engage in the following business activities:

         *Delete the inapplicable words.

         **If there are no provisions state "NONE."

         NOTE: If the space provided under any article or item on this form is insufficient, additions shall be set forth on separate
                  8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

         (MASS. - 1676 - 6/30/95)

(For a consolidation)

(a) State the total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized to issue:

------------------------------------------------------------------------------------------------
           WITHOUT PAR VALUE                             WITH PAR VALUE
------------------------------------------------------------------------------------------------
   TYPE             NUMBER OF SHARES      TYPE          NUMBER OF SHARES          PAR VALUE
------------------------------------------------------------------------------------------------
Common:                                 Common:
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Preferred:                             Preferred:
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, and special or relative rights or privileges of each class and of each series then established.

**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

ITEM 4 BELOW MAY BE DELETED IF THE RESULTING/SURVIVING CORPORATION IS ORGANIZED UNDER THE LAWS OF A STATE OTHER THAN MASSACHUSETTS.

4. The information contained in Item 4 is not a permanent part of the Articles of Organization of the *resulting / *surviving corporation.

(a) The street address (post office boxes are not acceptable) of the *resulting / *surviving corporation in Massachusetts is: 45 William Street, Wellesley, MA 02181

**If there are no provisions state "NONE."

(MASS. - 1676)

(b) The name, residential address and post office address of each director and officer of the *resulting / *surviving corporation is:

                                                                POST OFFICE
               NAME                   RESIDENTIAL ADDRESS         ADDRESS
President:  William F. Roppenecker    1066 Wittenberg Road         Same
                                      Mt. Tremper, NY  12457
Treasurer:  Daniel T. Heaney          10 Hillcrest Rd.             Same
                                      Reading, MA  01867
Clerk:      William C. Sullivan       11 Crest Drive               Same
                                      Dover, MA  02030
Directors:  Murray Gross              9 Eliot Lane                 Same
                                      Weston, MA  02193
            John S. Donohue           4 Essex Place                Same
                                      Chelmsford, MA  01824
            Fred B. Parks             404 Katahdin Drive           Same
                                      Lexington, MA  02173

(c) The fiscal year ended (i.e. tax year) of the *surviving corporation shall end on the last day of the month of: December.

(d) The name and business address of the resident agent, if any, of the *surviving corporation is: c/o C T Corporation System, 2 Oliver Street, Boston, MA 02109

ITEM 5 BELOW MAY BE DELETED IF THE RESULTING/SURVIVING CORPORATION IS ORGANIZED UNDER THE LAWS OF MASSACHUSETTS.

5. The *resulting / *surviving corporation hereby agrees that it may be sued in the Commonwealth of Massachusetts for any prior obligation of any constituent Massachusetts corporation, any prior obligation of any constituent foreign corporation qualified under General Laws, Chapter 181, and any obligations hereafter incurred by the *resulting / *surviving corporation, including the obligation created by General Laws, Chapter 156B, Section 85, so long as any liability remains outstanding against the corporation in the Commonwealth of Massachusetts, and it hereby irrevocably appoints the Secretary of the Commonwealth as its agent to accept service of process in any action for the enforcement of such obligation, including taxes, in the same manner as provided in Chapter 181.

FOR MASSACHUSETTS CORPORATIONS

The undersigned Vice President* and Assistant Clerk* of EG&G Holdings, Inc., a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

/s/ John S. Donahue                               , *Vice President
-------------------------------------------------

John S. Donahue

/s/ William C. Sullivan                           , *Assistant Clerk
-------------------------------------------------
William C. Sullivan

FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

The undersigned + John S. Donahue and ++ William C. Sullivan of Westpart Corporation, a corporation organized under the laws of Nevada, further state under the penalties of perjury that the agreement of *merger has been duly adopted by such corporation in the manner required by the laws of Nevada.

                                   + /s/ John S. Donahue
                                     ----------------------------------------
                                     John S. Donahue, Vice President

                                  ++ /s/ William C. Sullivan
                                     ----------------------------------------
                                     William C. Sullivan, Assistant Secretary

*Delete the inapplicable words.

+ Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.

++ Specify the officer having power and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

                                     511993

[STAMP: SECRETARY OF
THE COMMONWEALTH
1995 SEP 12 PM 3:53
CORPORATION DIVISION]

                        THE COMMONWEALTH OF MASSACHUSETTS

                      ARTICLES OF *CONSOLIDATION / *MERGER
                    (GENERAL LAWS, CHAPTER 156B, SECTION 79)

         I hereby approve the within articles of *Consolidation / *Merger and, the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this 12th day of September 1995.

Effective Date

                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         [STAMP/SEAL: A TRUE COPY ATTEST
                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH
                         DATE: 12/6/02 CLERK: /s/______]
                               -------

                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                  Brenda J. Cullen c/o C T Corporation System
                  2 Oliver Street
                  Boston, Massachusetts 02109
                  Telephone: 1-800-225-2034

                         FEDERAL IDENTIFICATION       FEDERAL IDENTIFICATION
                         NO. 04-2436772               NO. 94-1739268
                         EG&G Holdings, Inc.          Reticon Corporation

                             THE COMMONWEALTH OF MASSACHUSETTS
                                  WILLIAM FRANCIS GALVIN                     081
                               Secretary of the Commonwealth                 052
                    One Ashburton Place, Boston, Massachusetts 02108-1512

                           ARTICLES OF *CONSOLIDATION / *MERGER
                         (GENERAL LAWS, CHAPTER 156B, SECTION 79)

         MERGER* OF                     Reticon Corporation

                                        EG&G Holdings, Inc.

                                              the constituent corporations, into

                                        EG&G Holdings, Inc.

         /*one of the constituent corporations organized under the laws of:
         Massachusetts

         The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

         1. An agreement of merger* has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 79, and will be kept as provided by Subsection (c) thereof. The *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

         2. The effective date of the *merger determined pursuant to the agreement of *merger shall be the date approved and filed by the Secretary of the Commonwealth: If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing:
                  Close of business July 24, 1998

         3. (For a merger)
         ** The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger: NONE

         (For a consolidation)
         (a) The purpose of the resulting corporation is to engage in the following business activities:

         *Delete the inapplicable words.

         NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

(For a consolidation)
(a) State the total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized to issue:

------------------------------------------------------------------------------------------------
           WITHOUT PAR VALUE                             WITH PAR VALUE
------------------------------------------------------------------------------------------------
   TYPE             NUMBER OF SHARES      TYPE          NUMBER OF SHARES          PAR VALUE
------------------------------------------------------------------------------------------------
Common:                                 Common:
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Preferred:                             Preferred:
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, special or relative rights or privileges of each class and of each series then established.

**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

ITEM 4 BELOW MAY BE DELETED IF THE RESULTING/SURVIVING CORPORATION IS ORGANIZED UNDER THE LAWS OF A STATE OTHER THAN MASSACHUSETTS.

4. The information contained in Item 4 is not a permanent part of the Articles of Organization of the *surviving corporation.

(a) The street address of the *surviving corporation in Massachusetts is: (post office boxes are not acceptable) 45 William Street, Wellesley, MA 02481

**If there are no provisions state "None."

(b) The name, residential address and post office address of each director and officer of the *resulting / *surviving corporation is:

                NAME                                      RESIDENTIAL ADDRESS
President:  Gregory L. Summe                 c/o EG&G, Inc., 45 William St., Wellesley, MA  02481

Treasurer:  Daniel T. Heaney                 10 Hillcrest Road, Reading, MA  01867

Clerk:      Philip Ayers                     5 Acorn Circle, Medfield, MA  02052

Directors:  Murray Gross                     9 Eliot Lane, Weston, MA  02493
            Philip Ayers                     5 Acorn Circle, Medfield, MA  0202
            John F. Alexander II             16 Liberty Drive, Southboro, MA  01772
            William C. Sullivan (VP)         11 Crest Drive, Dover, MA  02030

(c) The fiscal year ended (i.e. tax year) of the *surviving corporation shall end on the last day of the month of: December.

(d) The name and business address of the resident agent, if any, of the *surviving corporation is:

CT Corporation System, 2 Oliver Street, Boston, MA 02109

ITEM 5 BELOW MAY BE DELETED IF THE RESULTING/SURVIVING CORPORATION IS ORGANIZED UNDER THE LAWS OF MASSACHUSETTS.

FOR MASSACHUSETTS CORPORATIONS

The undersigned *Vice President and *Clerk of EG&G Holdings, Inc., a corporation organized under the laws of Massachusetts, further state under the penalties of perjury that the agreement of *consolidation / *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

/s/ William C. Sullivan                            , *Vice President
--------------------------------------------------

/s/ Philip Ayers                                   , *Clerk
--------------------------------------------------

FOR CORPORATIONS ORGANIZED OTHER THAN IN MASSACHUSETTS

The undersigned + Andres Buser, Vice President and ++ Philip Ayers, Secretary, of Reticon Corporation, a corporation organized under the laws of California, further state under the penalties of perjury that the agreement of *merger has been duly adopted by such corporation in the manner required by the laws of California.

                                           + /s/ Andres Buser
                                             -------------------------------

                                          ++ /s/ Philip Ayers
                                             -------------------------------

*Delete the inapplicable words.

+ Specify the officer having powers and duties corresponding to those of the president or vice president of a Massachusetts corporation organized under General Laws, Chapter 156B.

++ Specify the officer having power and duties corresponding to the clerk or assistant clerk of such a Massachusetts corporation.

624883                                                                       617
[STAMP: SECRETARY OF
THE COMMONWEALTH
98 JUL 27   PM   2:30]

                        THE COMMONWEALTH OF MASSACHUSETTS

                      ARTICLES OF *CONSOLIDATION / *MERGER
                    (GENERAL LAWS, CHAPTER 156B, SECTION 79)

         I hereby approve the within articles of *Consolidation / *Merger and, the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this 27th day of July 1998.

Effective date July 27, 1998

                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         [STAMP/SEAL: A TRUE COPY ATTEST
                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH
                        DATE: 12/6/02 CLERK: /s/_______]
                              -------

                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                  EG&G Holdings, Inc., c/o Legal Department
                  45 William Street
                  Wellesley, MA 02481
                  Telephone: 781-431-4113

                                                          FEDERAL IDENTIFICATION
                                                          NO.042436772

                        THE COMMONWEALTH OF MASSACHUSETTS
   /s/                       WILLIAM FRANCIS GALVIN                          021
--------                  Secretary of the Commonwealth
         Examiner One Ashburton Place, Boston, Massachusetts 02108-1512

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

We, William C. Sullivan,                                   *Vice President,
    -------------------------------------------------------

and John L. Healy,                                         *Assistant Clerk,
    -------------------------------------------------------

of EG&G Holdings, Inc.,
   -------------------------------------------------------------------------
              (Exact name of corporation)

located at 45 William Street, Wellesley, MA  02481
          ------------------------------------------------------------------
              (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                        I
----------------------------------------------------------------------------
              (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on November 12, 1999, by vote of:

1,272 shares of common stock of 1,272 shares outstanding,
-----           ------------    -----
              (type, class & series, if any)

----- shares of ------------ of ----- shares outstanding, and
              (type, class & series, if any)

----- shares of ------------ of ----- shares outstanding,
              (type, class & series, if any)

(1) **being at least a majority of each type, class or series outstanding and entitled to vote thereon:

*Delete the inapplicable words.     **Delete the inapplicable clause.

(1) For amendments adopted pursuant to Chapter 156B, Section 70.

(2) For amendments adopted pursuant to Chapter 156B, Section 71.

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be made on a single sheet so long as each article requiring each such addition is clearly indicated.

(MASS. - 1636 - 9/25/95)

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

------------------------------------------------------------------------------------------------------------------
        WITHOUT PAR VALUE STOCKS                                      WITH PAR VALUE STOCKS
------------------------------------------------------------------------------------------------------------------
   TYPE           NUMBER OF SHARES                   TYPE              NUMBER OF SHARES             PAR VALUE
------------------------------------------------------------------------------------------------------------------
  Common:                                           Common:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Preferred:                                         Preferred:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

Change the total authorized to:

------------------------------------------------------------------------------------------------------------------
        WITHOUT PAR VALUE STOCKS                                     WITH PAR VALUE STOCKS
------------------------------------------------------------------------------------------------------------------
   TYPE                NUMBER OF SHARES               TYPE               NUMBER OF SHARES           PAR VALUE
------------------------------------------------------------------------------------------------------------------
  Common:                                           Common:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Preferred:                                         Preferred:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

Article I.

The name of the corporation is PerkinElmer Holdings, Inc.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which even the amendment will become effective on such later date.

Later effective date: _______________________________.

SIGNED UNDER THE PENALTIES OF PERJURY, this 12th day of November, 1999,

/s/ William C. Sullivan   William C. Sullivan       , *Vice President,
----------------------------------------------------

/s/ John L. Healy         John L. Healy             , *Assistant Clerk.
----------------------------------------------------

*Delete the inapplicable words.
(MASS. - 1636)

681113                                                                 105041074
[STAMP: SECRETARY OF
THE COMMONWEALTH
99 NOV 18 AM 11:57
CORPORATION DIVISION]

                        THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF AMENDMENT
                    (GENERAL LAWS, CHAPTER 156B, SECTION 72)

         I hereby approve the within articles of *Consolidation / *Merger and, the filing fee in the amount of $100 having been paid, said articles are deemed to have been filed with me this 18th day of November 1999.

Effective date

                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         [STAMP/SEAL: A TRUE COPY ATTEST
                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH
                       DATE: 12/6/02 CLERK: /s/_________ ]
                             -------

                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                  #1965827
                  C T CORPORATION SYSTEM
                  2 Oliver Street
                  Boston, Massachusetts  02109

                          FEDERAL IDENTIFICATION NO.  FEDERAL IDENTIFICATION NO.
                          04-2436772                  04-2865691
                          HOLDINGS           N/C      VENTURES           3/15/85
                        THE COMMONWEALTH OF MASSACHUSETTS
                              WILLIAM FRANCIS GALVIN                         081
                           Secretary of the Commonwealth                     051
               One Ashburton Place, Boston, Massachusetts 02108-1512

                               ARTICLES OF *MERGER
                    (GENERAL LAWS, CHAPTER 156B, SECTION 78)

MERGER* OF                          EG&G Ventures, Inc. and PerkinElmer
                                    Holdings, Inc.

                                              the constituent corporations, into

                                    PerkinElmer Holdings, Inc.
                                    /*one of the constituent corporations.

The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

1. An agreement of merger* has been duly adopted in compliance with the requirements of General Laws, Chapter 156B, Section 78, and will be kept as provided by Subsection (d) thereof. The *surviving corporation will furnish a copy of said agreement to any of its stockholders, or to any person who was a stockholder of any constituent corporation, upon written request and without charge.

2. The effective date of the *merger determined pursuant to the agreement of *merger shall be the date approved and filed by the Secretary of the
Commonwealth: If a later effective date is desired, specify such date which shall not be more than thirty days after the date of filing:

3. (For a merger) ** The following amendments to the Articles of Organization of the surviving corporation have been effected pursuant to the agreement of merger: none

*Delete the inapplicable words.

NOTE: If the space provided under article 3 is insufficient, additions shall be set forth on separate 8 1/2 x 11 inch sheets of paper, leaving a left hand margin of at least 1 inch for binding. Additions to more than one article may be continued on a single sheet so long as each article requiring each such addition is clearly indicated.

(For a consolidation)

(a) The purpose of the resulting corporation is to engage in the following business activities:

(b) State the total number of shares and the par value, if any, of each class of stock which the resulting corporation is authorized to issue:

------------------------------------------------------------------------------------------------------------------
           WITHOUT PAR VALUE                                             WITH PAR VALUE
------------------------------------------------------------------------------------------------------------------
   TYPE           NUMBER OF SHARES                   TYPE              NUMBER OF SHARES             PAR VALUE
------------------------------------------------------------------------------------------------------------------
  Common:                                           Common:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Preferred:                                         Preferred:
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

**(c) If more than one class of stock is authorized, state a distinguishing designation for each class and provide a description of the preferences, voting powers, qualifications, special or relative rights or privileges of each class and of each series then established.

**(d) The restrictions, if any, on the transfer of stock contained in the agreement of consolidation are:

**(e) Other lawful provisions, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

**If there are no provisions state "None."

4. The information contained in Item 4 is not a permanent part of the Articles of Organization of the *surviving corporation.

(a)      The street address of the *surviving corporation in Massachusetts is:
(post office boxes are not acceptable) 45 William Street, Wellesley, MA 02481

(b) The name, residential address and post office address of each director and officer of the *surviving corporation is:

            NAME                      RESIDENTIAL ADDRESS  POST OFFICE ADDRESS
President:  Robert F. Friel           16 Longmeadow Dr., Westwood, MA 02090

Treasurer:  Robert F. Friel           16 Longmeadow Dr., Westwood, MA 02090

Clerk:      John L. Healy             50 Rolling Meadow Dr., Holliston, MA 0174

Directors:  Robert F. Friel           16 Longmeadow Dr., Westwood, MA 02090

            Terrance L. Carlson       25 Crescent Street, Waltham, MA 02453

            John L. Healy             50 Rolling Meadow Dr., Holliston, MA 0174

(c) The fiscal year ended (i.e. tax year) of the *surviving corporation shall end on the last day of the month of: December.

(d) The name and business address of the resident agent, if any, of the *surviving corporation is: CT Corporation, 101 Federal Street, Boston, MA 02110

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of by the stockholders of such corporation *merger has been duly executed on behalf of such corporation and duly approved in the manner required by General Laws, Chapter 156B, Section 78.

/s/ Terrance L. Carlson                            , *Vice President,
--------------------------------------------------
        Terrance L. Carlson

/s/ John L. Healy                                  , *Clerk,
--------------------------------------------------
        John L. Healy

of EG&G Ventures, Inc.----------------------------
        (Name of constituent corporation)

/s/ Robert F. Friel                                , *President,
--------------------------------------------------
        Robert F. Friel

/s/ John L. Healy                                    , *Clerk,
----------------------------------------------------
        John L. Healy

of PerkinElmer Holdings, Inc.--------------------------------------

-------------------------------------------------------------------
        (Name of constituent corporation)

*Delete the inapplicable words.

762260                                                                 105141674

[STAMP: SECRETARY OF
THE COMMONWEALTH
01 JUL 23 PM 3:08
CORPORATE DIVISION]

                        THE COMMONWEALTH OF MASSACHUSETTS

                      ARTICLES OF *CONSOLIDATION / *MERGER
                    (GENERAL LAWS, CHAPTER 156B, SECTION 78)

         I hereby approve the within articles of *Merger and, the filing fee in the amount of $250 having been paid, said articles are deemed to have been filed with me this 23rd day of July 2001.

                  Effective date: _____________________________________

                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          Secretary of the Commonwealth

                         [STAMP/SEAL: A TRUE COPY ATTEST
                           /s/ William Francis Galvin
                             WILLIAM FRANCIS GALVIN
                          SECRETARY OF THE COMMONWEALTH
                       DATE: 12/6/02 CLERK: /s/________ ]
                             -------

                         TO BE FILLED IN BY CORPORATION
                      PHOTOCOPY OF DOCUMENT TO BE SENT TO:

                           CT Corporation/Lisa Shdeed
                           101 Federal Street
                           Boston, MA 02110
                           Telephone: 617-675-6400